Exhibit 32.2
CERTIFICATION PURSUANT TO
RULE 15d-14(b)
and
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sequiam Corporation (the “Company”) on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark L. Mroczkowski, Senior Vice President, Secretary, Chief Financial Officer & Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered therein.

/s/ Mark L. Mroczkowski
Mark L. Mroczkowski
Senior Vice President, Secretary, Chief Financial Officer & Principal Financial Officer
November 21, 2005